Exhibit 10.5

AMENDMENT

TO

CAPITAL BANK DEFINED BENEFIT

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

            WHEREAS, Capital Bank Corporation (the “Corporation” or “Employer”) and Capital Bank (the “Bank”) previously adopted the Capital Bank Defined Benefit Supplemental Executive Retirement Plan (the “SERP”) for the purpose of providing supplemental retirement benefits to a select group of management employees;

            WHEREAS, Article VII of the SERP provides the Employer the ability to amend the SERP from time to time as may be necessary to reflect changes to comply with applicable laws and regulations governing the SERP;

            WHEREAS, on November 3, 2010, North American Financial Holdings, Inc. (“North American”), the Corporation, and the Bank entered into an Investment Agreement, as subsequently amended on January 14, 2011, providing for North American’s investment (the “Investment Transaction”) in the Corporation on January 28, 2011, (the “Closing Date”) which will constitute a “Change in Control” giving rise to accelerated vesting and Years of Service credit under the SERP and the lump sum distribution of all SERP benefits to Participants pursuant to the current SERP terms;

            WHEREAS, pursuant to Sections 111 and 302 of the Emergency Economic Stabilization Act of 2008 (“EESA”), applicable regulations promulgated by the U.S. Treasury with regard to the Troubled Asset Relief Program (“TARP”), as well as pursuant to the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011 (the “TARP Repurchase Agreement”), and the individual benefit waivers previously executed by each of the SERP Participants as required in conjunction with the Corporation’s TARP transaction, the accelerated vesting and Years of Service credit that would be triggered under the current SERP terms as a result of the Investment Transaction would be prohibited parachute benefits;

            WHEREAS, in accordance with such EESA and TARP restrictions, the terms imposed by the U.S. Treasury in the TARP Repurchase Agreement and the terms of the Investment Agreement, as amended, the Employer and individual Participants desire to amend the SERP, contingent upon closing of the Investment Transaction, by adding a new Article X thereto expressly limiting the Participants’ rights and benefits under the SERP solely to the Participants’ accrued and vested benefits immediately prior to Closing Date and irrevocably waiving any and all rights to all unvested and unaccrued benefits under the SERP immediately prior to the Closing Date, including, but not limited to, any accelerated vesting and Years of Service credit or any other change in control benefits with respect to unvested and unaccrued SERP benefits that would be triggered by the transaction contemplated by the Investment Agreement or any subsequent transactions or series of transactions that would constitute a Change in Control under the SERP;

            NOW, THEREFORE, the Employer hereby amends the SERP, contingent upon closing of the Investment Transaction, by adding a new Article X as follows:

ARTICLE X – WAIVER OF UNVESTED AND UNACCRUED BENEFITS; EFFECTIVE TERMINATION OF PLAN

Notwithstanding any other provisions of this Plan to the contrary, in accordance with the terms of that certain Investment Agreement entered into by and among North American Financial Holdings, Inc. (“North American”), the Corporation, and the Bank on November 3, 2010 and subsequently amended January 14, 2011 (the “Investment Agreement”); Sections 111 and 302 of the Emergency Economic Stabilization Act of 2008 (“EESA”); applicable regulations promulgated by the U.S. Treasury with regard to the Troubled Asset Relief Program (“TARP”); the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011; and the individual benefit waivers previously executed by each of the SERP Participants as required in conjunction with the Corporation’s participation in the TARP Capital Purchase Program, the benefits to be provided under this Plan shall be limited solely to Participants’ vested and accrued benefits under the Plan immediately prior to the closing of the investment transaction contemplated by the Investment Agreement.  All unvested and unaccrued rights and benefits of Participants under the Plan immediately prior to said closing of the investment transaction contemplated by the Investment Agreement are irrevocably waived and forfeited in accordance with the consents of affected Participants attached as Exhibits A, B, C and D hereto.  Accordingly, the Plan shall automatically terminate upon distribution of all of the Participants’ vested and accrued benefits under the Plan (determined as of immediately prior to the closing of the investment transaction contemplated by the Investment Agreement) in accordance with Section 4.5 of the Investment Agreement as such amounts represent the only benefits due and payable under the Plan.

Exhibit A

PARTICIPANT CONSENT TO WAIVER

OF ALL UNVESTED AND UNACCRUED BENEFITS AND OF THE ACCELERATED VESTING OF OUTSTANDING UNVESTED STOCK OPTIONS

I, B. Grant Yarber, a Participant in the Capital Bank Defined Benefit Supplemental Retirement Plan (the “Plan”), hereby consent to the irrevocable waiver and forfeiture of any and all unvested and unaccrued benefits, rights, and interests under the Plan as determined immediately prior to the closing of the investment transaction contemplated by the Investment Agreement (the “Investment Agreement”) entered into by and among North American Financial Holdings, Inc. (“North American”), Capital Bank Corporation, and Capital Bank on November 3, 2010 and as subsequently amended on January 14, 2010.  I further acknowledge that, consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the executive compensation restrictions imposed under the Emergency Economic Stabilization Act of 2008 (“EESA”), applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011 (the “TARP Repurchase Agreement”), that the only benefits or interests to which I shall be entitled under the Plan upon closing of the investment transaction contemplated by the Investment Agreement shall be the vested and accrued benefits earned under the Plan as of immediately prior to closing as set forth in Section 4.5 of the Investment Agreement.  I acknowledge and agree that the payment of $830,014 will be in full satisfaction of the vested and accrued benefits under the Plan as of immediately prior to the closing of the investment transaction and I further acknowledge and agree that North American, Capital Bank Corporation, and Capital Bank will have no further liabilities to me with respect to the Plan or my benefits thereunder, including with respect to any taxes imposed as a result of the payment of the benefits thereunder.

Furthermore, notwithstanding anything in the Investment Agreement to the contrary and consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the TARP Capital Purchase Program, the executive compensation restrictions imposed under EESA, applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Repurchase Agreement, I acknowledge and agree that the vesting of my outstanding unvested stock options granted under the Capital Bank Corporation Equity Incentive Plan will not accelerate in connection with the transactions contemplated by the Investment Agreement and the unvested stock options will remain outstanding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The undersigned agrees to waive the rights as set forth herein.

                                                                        ______________________________________

                                                                                    B. Grant Yarber

Exhibit B

PARTICIPANT CONSENT TO WAIVER

OF ALL UNVESTED AND UNACCRUED BENEFITS AND OF THE ACCELERATED VESTING OF OUTSTANDING UNVESTED STOCK OPTIONS

I, Michael R. Moore, a Participant in the Capital Bank Defined Benefit Supplemental Retirement Plan (the “Plan”), hereby consent to the irrevocable waiver and forfeiture of any and all unvested and unaccrued benefits, rights, and interests under the Plan as determined immediately prior to the closing of the investment transaction contemplated by the Investment Agreement (the “Investment Agreement”) entered into by and among North American Financial Holdings, Inc. (“North American”), Capital Bank Corporation, and Capital Bank on November 3, 2010 and as subsequently amended on January 14, 2010.  I further acknowledge that, consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the executive compensation restrictions imposed under the Emergency Economic Stabilization Act of 2008 (“EESA”), applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011 (the “TARP Repurchase Agreement”), that the only benefits or interests to which I shall be entitled under the Plan upon closing of the investment transaction contemplated by the Investment Agreement shall be the vested and accrued benefits earned under the Plan as of immediately prior to closing as set forth in Section 4.5 of the Investment Agreement.

Furthermore, notwithstanding anything in the Investment Agreement to the contrary and consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the TARP Capital Purchase Program, the executive compensation restrictions imposed under EESA, applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Repurchase Agreement, I acknowledge and agree that the vesting of my outstanding unvested stock options granted under the Capital Bank Corporation Equity Incentive Plan will not accelerate in connection with the transactions contemplated by the Investment Agreement and the unvested stock options will remain outstanding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The undersigned agrees to waive the rights as set forth herein.

                                                                        _______________________________________

                                                                                    Michael R. Moore

Exhibit C

PARTICIPANT CONSENT TO WAIVER

OF ALL UNVESTED AND UNACCRUED BENEFITS AND OF THE ACCELERATED VESTING OF OUTSTANDING UNVESTED STOCK OPTIONS

I, David C. Morgan, a Participant in the Capital Bank Defined Benefit Supplemental Retirement Plan (the “Plan”), hereby consent to the irrevocable waiver and forfeiture of any and all unvested and unaccrued benefits, rights, and interests under the Plan as determined immediately prior to the closing of the investment transaction contemplated by the Investment Agreement (the “Investment Agreement”) entered into by and among North American Financial Holdings, Inc. (“North American”), Capital Bank Corporation, and Capital Bank on November 3, 2010 and as subsequently amended on January 14, 2010.  I further acknowledge that, consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the executive compensation restrictions imposed under the Emergency Economic Stabilization Act of 2008 (“EESA”), applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011 (the “TARP Repurchase Agreement”), that the only benefits or interests to which I shall be entitled under the Plan upon closing of the investment transaction contemplated by the Investment Agreement shall be the vested and accrued benefits earned under the Plan as of immediately prior to closing as set forth in Section 4.5 of the Investment Agreement.  I acknowledge and agree that the payment of $200,119 will be in full satisfaction of the vested and accrued benefits under the Plan as of immediately prior to the closing of the investment transaction and I further acknowledge and agree that North American, Capital Bank Corporation, and Capital Bank will have no further liabilities to me with respect to the Plan or my benefits thereunder, including with respect to any taxes imposed as a result of the payment of the benefits thereunder.

Furthermore, notwithstanding anything in the Investment Agreement to the contrary and consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the TARP Capital Purchase Program, the executive compensation restrictions imposed under EESA, applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Repurchase Agreement, I acknowledge and agree that the vesting of my outstanding unvested stock options granted under the Capital Bank Corporation Equity Incentive Plan will not accelerate in connection with the transactions contemplated by the Investment Agreement and the unvested stock options will remain outstanding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The undersigned agrees to waive the rights as set forth herein.

                                                                        _______________________________________

                                                                                    David C. Morgan

Exhibit D

PARTICIPANT CONSENT TO WAIVER

OF ALL UNVESTED AND UNACCRUED BENEFITS AND OF THE ACCELERATED VESTING OF OUTSTANDING UNVESTED STOCK OPTIONS

I, Mark Redmond, a Participant in the Capital Bank Defined Benefit Supplemental Retirement Plan (the “Plan”), hereby consent to the irrevocable waiver and forfeiture of any and all unvested and unaccrued benefits, rights, and interests under the Plan as determined immediately prior to the closing of the investment transaction contemplated by the Investment Agreement (the “Investment Agreement”) entered into by and among North American Financial Holdings, Inc. (“North American”), Capital Bank Corporation, and Capital Bank on November 3, 2010 and as subsequently amended on January 14, 2010.  I further acknowledge that, consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the executive compensation restrictions imposed under the Emergency Economic Stabilization Act of 2008 (“EESA”), applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Securities Repurchase Agreement by and between the U.S. Treasury and North American, dated as of January 28, 2011 (the “TARP Repurchase Agreement”), that the only benefits or interests to which I shall be entitled under the Plan upon closing of the investment transaction contemplated by the Investment Agreement shall be the vested and accrued benefits earned under the Plan as of immediately prior to closing as set forth in Section 4.5 of the Investment Agreement.  I acknowledge and agree that the payment of $88,953 will be in full satisfaction of the vested and accrued benefits under the Plan as of immediately prior to the closing of the investment transaction and I further acknowledge and agree that North American, Capital Bank Corporation, and Capital Bank will have no further liabilities to me with respect to the Plan or my benefits thereunder, including with respect to any taxes imposed as a result of the payment of the benefits thereunder.

Furthermore, notwithstanding anything in the Investment Agreement to the contrary and consistent with the prior benefits waiver that I executed in conjunction with the Corporation’s participation in the TARP Capital Purchase Program, the executive compensation restrictions imposed under EESA, applicable regulations promulgated by the U.S. Treasury with regard to the TARP Capital Purchase Program and the terms imposed by the U.S. Treasury in the TARP Repurchase Agreement, I acknowledge and agree that the vesting of my outstanding unvested stock options granted under the Capital Bank Corporation Equity Incentive Plan will not accelerate in connection with the transactions contemplated by the Investment Agreement and the unvested stock options will remain outstanding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The undersigned hereby agrees to waive the rights as set forth herein.

                                                                        _______________________________________

                                                                                    Mark Redmond